                                FiNET.COM, INC.
                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               September 30, 1999

TO THE STOCKHOLDERS OF FiNET.COM, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FiNet.com, Inc., a Delaware corporation (the "Company"), will be held on Thursday, September 30, 1999 at 10:00 a.m., local time, at the San Ramon Marriott, 2600 Bishop Drive, San Ramon, California for the following purposes:

         1. To elect directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

         2. To approve an amendment to the Company's 1998 Stock Option Plan to increase the number of shares reserved for issuance under the plan.

         3. To approve an amendment to the Company's 1998 Stock Option Plan to limit the number of shares that may be granted to any participant in any one-year period.

         4. To approve amendments to the Company's 1998 Non-Employee Directors' Stock Option Plan to increase the number of shares reserved for issuance under the plan and to increase the automatic annual option grants under the plan.

         5. To approve the adoption of the Company's 1999 Employee Stock Purchase Plan.

         6. To ratify issuances of securities to certain executive officers and directors of the Company.

         7. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending April 30, 2000.

         8. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on Friday, August 6, 1999 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder previously signed and returned a proxy.

                                        For the Board of Directors

Walnut Creek, California                /s/ Mark L. Korell
August 20, 1999                         --------------------------------------
                                        Mark L. Korell, Chairman of the Board,
                                        President and Chief Executive Officer

-------------------------------------------------------------------------------
         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.
-------------------------------------------------------------------------------

                                 FiNET.COM, INC.

                            -------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

         The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of FiNet.com, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held Thursday, September 30, 1999 at 10:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the San Ramon Marriott, 2600 Bishop Drive, San Ramon, California 94583.

         The Company's principal executive offices are located at 3021 Citrus Circle, Suite 150, Walnut Creek, California 94598. The telephone number at that address is (925) 988-6550.

         These proxy solicitation materials were mailed on or about August 27, 1999 to all stockholders entitled to vote at the Annual Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND OUTSTANDING SHARES

         Stockholders of record at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, approximately 91,414,349 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), were issued, outstanding and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

VOTING AND SOLICITATION

         Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting.

         Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. However, abstentions are counted as votes against a proposal for purposes of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES

         The Bylaws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The number of directors is currently set at seven. Seven directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the seven nominees named below. All of the nominees named below, except David Smilow, are incumbent directors. Mr. Smilow has been nominated to replace Jan Hoeffel, who is not standing for reelection. All of the incumbent directors of the Company were elected to their present terms by the stockholders of the Company, except that Mr. Wilkes was appointed to the Board in November 1998 and Mr. Falcao was appointed to the Board in February 1999. The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

         The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

         The name of and certain other information regarding each nominee are set forth in the table below.

                                                                                                 DIRECTOR
     NAME OF NOMINEE               AGE                    PRINCIPAL OCCUPATION                    SINCE
--------------------------------   ---    ----------------------------------------------------   --------
Mark L. Korell                     51     Chairman of the Board, President and Chief Executive     1998
                                          Officer
L. Daniel Rawitch                  40     Vice Chairman of the Board                               1995
Antonio P. Falcao                  27     Chief Financial Officer, A. Amorim Group affiliated      1999
                                          companies
S. Lewis Meyer                     55     President and Chief Executive Officer, Imatron Inc.      1997
Richard E. Wilkes                  53     President and Chief Executive Officer, IMX, Inc.         1998
Stephen J. Sogin, Ph.D.            57     Venture Capitalist                                       1990
David Smilow                       36     Founder and Chairman of the Board of Directors,          n/a
                                          TeleBanc Financial Corporation

         There is no family relationship between any of the directors or executive officers of the Company. The Certificate of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

         MARK KORELL has served as Chairman of the Board and Chief Executive Officer of the Company since October 1998, and as President since May 1999. Prior to joining the Company, Mr. Korell served as the Chief Executive Officer of IMX, Inc. an e-commerce software firm, from 1997 to 1998; the Chief Executive Officer of Norwest Mortgage, Inc., the nation's largest mortgage lender and loan servicer, from 1995 to 1997; and the Chief Executive Officer of GMAC Mortgage Group and its Residential Funding Corp. subsidiary, from 1986 to 1995. He also served as assistant to the Chairman of the Federal Home Loan Bank Board and Deputy Director of the Minnesota Housing Finance Agency. Mr. Korell received his B.S. degree in engineering from the University of Wisconsin and an M.B.A. degree from Stanford University.

         DANIEL RAWITCH has served as Vice Chairman of the Board since May 1999. He also served the Company in various other positions, including as President of the Company from October 1998 to May 1999 and as its Chief Executive Officer from May 1995 to October 1998. Prior to joining the Company, he served as Chief Executive Officer of Residential Pacific Mortgage, Inc., from 1989 until it was acquired by the Company in August 1994.

         ANTONIO FALCAO has served as a director since February 1999. Since 1994, Mr. Falcao has been the Chief Financial Officer for several companies of the A. Amorim Group, a business group based in Portugal that owns Banco Nacional de Credito Imobiliario, a Portuguese real estate bank. The A. Amorim Group, which is affiliated with Americo Ferreira Amorim, one of the Company's largest stockholders, also has interests in the cork, textile, hotel, oil, finance and telecommunications industries. Mr. Falcao received his degree in finance and economics from the University of Oporto.

         S. LEWIS MEYER has served as a director since January 1997. Since June 1993, Dr. Meyer has served as President and Chief Executive Officer of Imatron Inc., a company engaged in designing, manufacturing and marketing a high performance electron beam tomography scanner. From April 1991 until joining Imatron, Dr. Meyer was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc. From August 1990 to April 1991, he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Before that, he was Founder, President and Chief Executive Officer of American Health Services Corp. (now Insight Health Services), a developer and operator of diagnostic imaging and treatment centers. Dr. Meyer received his B.S. degree in Physics from the University of the Pacific and his M.S. and Ph.D. degrees in physics from Purdue University.

         RICHARD WILKES has served as a director since November 1998. Since April 1999 he has been President and Chief Executive Officer of IMX, Inc., a company engaged in the business of electronic trading of mortgages. Prior to that he was a principal in Mortgage Outsource Services, a provider of pre- and post-closing services to the residential mortgage industry. In October 1995, Mr. Wilkes founded Group Millennium, a consulting company specializing in mergers and acquisitions and strategic planning for the mortgage banking industry. From 1989 to 1995, Mr. Wilkes was employed by MacAndrews and Forbes Holdings, Inc.

         STEPHEN SOGIN has served as a director since March 1990. Dr. Sogin is a venture capitalist. From December 1984 until January 1995, he was a general partner of Montgomery Medical Ventures. In July 1997, Dr. Sogin consented to a cease and desist order issued by the SEC involving his late filing of Forms 3, 4 and 5 which he was required to file in his capacity as a general partner of Montgomery Medical Ventures II. None of the SEC's findings involve charges that Dr. Sogin received improper gains or personal benefits as a result of these violations. Dr. Sogin has advised the Company that the trades in question were conducted by the partnership (Montgomery Medical Ventures II) and none of these trades were executed by him personally. Dr. Sogin is also a director of Osteotech, Inc. Dr. Sogin received his B.S., M.S. and Ph.D.
degrees in microbiology from the University of Illinois.

         DAVID SMILOW is the Founder and Chairman of the Board of Directors of TeleBanc Financial Corporation, an Internet bank. Mr. Smilow also served as Chief Executive Officer of TeleBanc from March 1994 to April 1998. Prior to founding TeleBanc, Mr. Smilow was an associate at Goldman Sachs & Co. and an analyst at Drexel Burham Lambert. Mr. Smilow received his B.A. degree in economics from The Johns Hopkins University and his M.B.A. degree from the Harvard Business School.

REQUIRED VOTE

         The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF
                       EACH OF THE NOMINATED DIRECTORS

BOARD MEETINGS AND COMMITTEES

         The Board held a total of five meetings during the fiscal year ended April 30, 1999. Each of the directors attended at least 75% of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served. The Board has an Audit Committee and Compensation Committee but no Nominating Committee.

         The Audit Committee reviews the Company's annual audit and meets with the Company's independent auditors to review the Company's internal controls and financial management practices. The Audit Committee currently consists of Dr. Meyer and Messrs. Falcao and Wilkes. The Audit Committee held one meeting during fiscal 1999.

         The Compensation Committee makes recommendations to the full Board related to compensation for the Company's executives, including the Chief Executive Officer. The Compensation Committee currently consists of Drs. Meyer and Sogin and Mr. Wilkes. The Compensation Committee held one meeting during fiscal 1999.

COMPENSATION OF DIRECTORS

         Directors who are full-time employees of the Company are not separately compensated for their service on the Board. Directors who are not employees of or full-time consultants to the Company or any subsidiary of the Company ("Non-employee Directors") receive $15,000 annually for their services and attendance at regular Board meetings, and $1,000 for each additional Board or committee meeting attended. Non-employee Directors are also reimbursed for expenses related to their attendance at meetings.

         Upon being appointed the Board, each Non-employee Director receives a fully vested option to purchase 40,000 shares of Common Stock under the Company's 1998 Non-employee Directors' Stock Option Plan (the "Directors' Plan"). Shares of Common Stock acquired upon exercise of such options are subject to a right of repurchase in favor of the Company, which lapses in four equal annual installments, beginning on the first anniversary of the date of grant. In addition, each Non-employee Director receives an automatic option grant to purchase 40,000 shares of Common Stock on January 1 of each year, which vests in four equal annual installments, commencing on the first anniversary of the date of grant. The exercise price of options granted under the Directors' Plan is 85% of the fair market value of the Common Stock on the date of grant.

                                   MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Record Date by (i) each person the Company knows to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each nominee for director of the Company, (iv) each of the Named Executive Officers and (v) all of the Company's directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentage of ownership for each stockholder is based on 91,414,349 shares of Common Stock outstanding as of the Record Date.

                                                                       SHARES BENEFICIALLY OWNED
                                                       ------------------------------------------------------
                                                                         NUMBER ISSUABLE WITHIN
                                                           TOTAL                60 DAYS
NAME OF BENEFICIAL OWNER                                   NUMBER          OF THE RECORD DATE         PERCENT
--------------------------------------------------     -------------     ----------------------       -------
Banco Espirito Santo de Investimento, S.A
  Rua Tierro Galvan
  Torre 3, 14th Floor
  1099-028 Lisbon, Portugal ......................     11,180,800(1)           1,949,867                12.0%

Jose Maria Salema Garcao
  Quinta Da Marinha, Lote
  CT-14, 2750 Cascais, Portugal ..................      9,030,000              6,190,000                 9.3

Americo Ferreira Amorim
  Edificio Amorim II
  Meladas - Apartado 47
  4536 Mozzelos VFR, Portugal ....................      8,000,000(2)           1,000,000                 8.7

Cumberland Associates
1114 Avenue of Americas
New York, NY 10036 ...............................      6,174,626(3)                  --                 6.8

Codsall Corporation Gestar, S.A
  15 Avenue Montchoisi
  Ch-1006 Lausanne
  Switzerland ....................................      4,704,027                     --                 5.1
Jan C. Hoeffel ...................................      1,564,075(4)                  --                 1.7
L. Daniel Rawitch ................................      1,358,206                733,333                 1.5
S. Lewis Meyer ...................................      1,165,000              1,165,000                 1.3
Mark L. Korell ...................................        976,909                851,909                 1.1
Stephen J. Sogin .................................        130,555                130,555                   *
Richard Wilkes ...................................         40,000                     --                   *
Antonio Falcao ...................................         40,000                 40,000                   *
David Smilow .....................................             --                     --                   *

All directors and executive officers
  as a group (12 persons) ........................      5,744,745              3,335,797                 6.1%

----------
*    Less than 1% of the outstanding shares of Common Stock.

 (1) Includes the security holdings of the entities listed below, all of which are affiliated with Banco Espirito Santo de Investimento:

                                                               NUMBER OF
                             ENTITY                           OUTSTANDING
                                                                SHARES
     --------------------------------------------------       -----------
     Banco Espirito Santo .............................        2,422,159
     Espirito Santo Dealer, S.A........................          871,893
     Espirito Santo Financial Group, S.A...............          514,139
     Fundo de Pensoes Banco Espirito Santo.............        2,666,666

(2) Includes 6,000,000 shares held by Fondation Pamalu, a foundation of which Mr. Amorim is the beneficiary.

(3) Includes shares held by the individuals and entities listed below, each of which is affiliated with Cumberland Associates:

                                                               NUMBER OF
               ENTITY OR INDIVIDUAL                        OUTSTANDING SHARES
     ----------------------------------------              ------------------
     Cumber International....................                    185,000
     Cumberland Partners.....................                  3,253,515
     C-Valor LTD.............................                    175,000
     Cox, Edwin L............................                     70,000
     Delta Associates, LP....................                     85,000
     Long View Partners......................                    578,469
     Long View Partners B, LP................                    423,517
     Long View Partners C, LP................                    148,260
     Schaefer, Charles V. ...................                     90,000

(4) Includes 917 shares held by Mr. Hoeffel's spouse.

EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning the compensation received for services rendered to the Company during fiscal 1999, 1998 and 1997 by the Company's Chief Executive Officer and all other executive officers whose aggregate compensation for fiscal 1999 exceeded $100,000. These people are referred to as the "Named Executive Officers."

                                         SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                                               COMPENSATION
                                                                   ANNUAL COMPENSATION             AWARDS
                                                                ------------------------       ------------
                                                                                                SECURITIES
                                                   FISCAL                                       UNDERLYING       ALL OTHER
            NAME AND POSITION                       YEAR         SALARY           BONUS           OPTIONS       COMPENSATION
------------------------------------------         ------       --------         -------       ------------     ------------
Mark L. Korell............................          1999        $183,563         $    --         3,676,291        $72,625(2)
  Chairman of the Board, President and
  Chief Executive Officer(1)
L. Daniel Rawitch.........................          1999         154,500              --                --         53,795(4)
  Vice Chairman(3)                                  1998         150,000              --                --             --
                                                    1997         150,000          58,341                --         35,000(5)

---------------------
(1) Mr. Korell became the Company's Chief Executive Officer in October 1998. Compensation is for partial year.
(2) Includes a car allowance of $2,250 and the fair market value (on the date of issue) of shares of Common Stock issued to Mr. Korell pursuant to his employment agreement with the Company.
(3) Mr. Rawitch served as Chief Executive Officer of the Company from May 1995 until October 1998 and as President of the Company from October 1998 to May 1999.
(4)      Represents deferred compensation.
(5) During fiscal 1997, prior to the Company's acquisition of its Monument Mortgage, Inc. subsidiary, Mr. Rawitch was employed by an affiliate of Monument Mortgage on a part-time basis, for which Mr. Rawitch received compensation of $35,000.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides certain summary information regarding stock options granted to the Named Executive Officers during fiscal 1999.

                                                        INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                     --------------------------------------------------------     VALUE AT ASSUMED
                                                                                                ANNUAL RATES OF STOCK
                                      NUMBER OF      PERCENT OF                                PRICE APPRECIATION FOR
                                     SECURITIES    TOTAL OPTIONS                                   OPTION TERM(2)
                                     UNDERLYING      GRANTED TO       EXERCISE                 ----------------------
                                       OPTIONS       EMPLOYEES         PRICE      EXPIRATION
               NAME                  GRANTED(#)   IN FISCAL YEAR(1)  ($/SHARE)       DATE          5%           10%
-----------------------------------  -----------  -----------------  -----------  ----------   ---------    ----------
Mark L. Korell.....................    1,300,000       17.1%            $0.563     10/13/08     $433,285    $  832,902
                                       2,001,291       26.3              1.031     02/03/09    1,221,492     2,348,071
                                         375,000        4.9              1.031     02/03/09      228,882       439,979
L. Daniel Rawitch..................           --          --                  --           --         --            --

---------------------------
(1)      Based on 7,620,520 options issued to employees in fiscal 1999.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

         The following table provides certain summary information concerning the value of unexercised options held by each of the Named Executive Officers as of April 30, 1999 and the value realized on exercise of options in fiscal 1999. Value of unexercised options is considered to be the difference between exercise price and market price of $8.781 on April 30, 1999.

                                                                  NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                                       OPTIONS AT                        OPTIONS AT
                                  SHARES                             APRIL 30, 1999                    APRIL 30, 1999
                                ACQUIRED ON      VALUE       -----------------------------     ------------------------------
            NAME                 EXERCISE       REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
-----------------------------   -----------     --------     -----------     -------------     -----------      -------------
Mark L. Korell...............          --            --          725,258         2,951,033      $5,772,850       $23,326,806
L. Daniel Rawitch............     148,000       $88,208               --               --               --                --

         The Company did not make any awards during the fiscal year ended April 30, 1999 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

EMPLOYMENT AGREEMENTS

         The Company entered into a four-year employment agreement with Mr. Korell in October 1998, which was amended in February 1999. The agreement, as amended, provides for (i) an annual salary of $350,000 in the first year with annual $25,000 increases in subsequent years and (ii) an annual bonus equal to 2% of the Company's pre-tax profits. In addition, Mr. Korell received (i) 125,000 shares of Common Stock, (ii) a stock option to purchase 1,300,000 shares of Common Stock at an exercise price of $0.56 per share, and (iii) a stock option to purchase 375,000 shares of Common Stock at an exercise price of $1.03 per share. The agreement also has an anti-dilution provision pursuant to which Mr. Korell has the right to maintain a 4% equity position in the Company. In connection with the anti-dilution provision of the agreement, Mr. Korell was granted an option to purchase 2,001,291 shares of Common Stock at an exercise price of $1.03 per share in February 1999, an option to purchase 247,723 shares of Common Stock at an exercise price of $9.125 per share in May 1999, an option to purchase 39,602 shares of Common Stock at an exercise price of $7.625 per share in May 1999 and an option to purchase 345,921 shares of Common Stock at $4.25 per share in June 1999. All of the options become exercisable in five equal annual installments commencing on the date of grant. Pursuant to Mr. Korell's employment agreement, his options are subject to accelerated vesting under certain circumstances, including a change in control of the Company.

         The Company entered into an 18-month employment agreement with Mr. Rawitch in October 1998, which was amended in February 1999. The agreement, as amended, provides for an annual base salary of $150,000 and an annual bonus equal to 2% of the Company's pre-tax profits. In March 1999, Mr. Rawitch's salary was increased to $186,500. Pursuant to the agreement, the Company sold Mr. Rawitch a warrant to purchase 600,000 shares of Common Stock at an exercise price of $1.03 per share for $15,000. The shares are subject to a right of repurchase in favor of the Company in the event that Mr. Rawitch's employment is terminated for cause. If Mr. Rawitch's employment is terminated for other than cause, the Company is required to pay his compensation under the agreement until the later of the termination date of the agreement or 12 months after his termination.

         The Company entered into a four-year employment agreement with Michael Conway, its Executive Vice President - Capital Markets, in October 1998, which was amended in February 1999. The agreement, as amended, provides for an annual salary of $187,500 and an annual bonus equal to 1% of the Company's pre-tax profits. Pursuant to the agreement, Mr. Conway received (i) 15,000 shares of Common Stock, (ii) an option to purchase 300,000 shares of Common Stock at an exercise price of $0.66 per share, 75,000 of which vested on the date of grant and the remainder of which vests in four equal annual installments commencing on the first anniversary of the date of grant and (iii) an option to purchase 67,500 shares of Common Stock at an exercise price of $1.03 per share, which vests in four equal annual installments commencing on the first anniversary of the date of grant.

         The Company entered into a two-year employment agreement with Gary Palmer, its Executive Vice President - Chief Financial Officer, in February 1999. The agreement provides for an annual salary of $187,000. In December 1998, in connection with consulting services provided to the Company prior to, and contingent upon, becoming an employee, Mr. Palmer received an option to purchase 350,000 shares of Common Stock at an exercise price of $0.75 per share, 70,000 of which vested on the date of grant and the remainder of which vests in four equal annual installments commencing on the first anniversary of the date of grant.

         The Company entered into a one-year employment agreement with Thomas Porter, its Executive Vice President - Administration, in August 1998, which was amended in September 1998. The agreement, as amended, provides for an annual base salary of $150,000. Pursuant to the agreement, Mr. Porter received 40,000 shares of Common Stock and an option to purchase 200,000 shares of Common Stock at an exercise price of $0.75 per share, 50,000 of which vested on the date of grant and the remainder of which vests in six equal installments commencing on the first anniversary of the date of grant. In October 1998, Mr. Porter received an option to purchase 100,000 shares of Common Stock at an exercise price of $0.66 per share, 25,000 of which vested immediately and the remainder of which vests in four equal annual installments commencing on the first anniversary of the date of grant.

         The Company entered into a 21-month employment agreement with Kevin Gillespie, its Executive Vice President - Sales and Marketing, in March 1999. The agreement provides for an annual salary of $150,000 and a quarterly bonus equal to .0005% of the Company's monthly loan closings over $80 million. Pursuant to the agreement, Mr. Gillespie also received an option to purchase 350,000 shares of Common Stock at an exercise price of $1.97 per share, 70,000 of which vested on the date of grant, and the remainder of which vests in four equal annual installments commencing on the first anniversary of the date of grant.

         The Company entered into a 21-month employment agreement with Chris Skeadas, its Executive Vice President - Chief Technology Officer, in April 1999. The agreement provides for an annual salary of $185,000. In March 1999, while employed as a technical advisor, Mr. Skeadas received an option to purchase 350,000 shares of Common Stock at an exercise price of $2.25 per share, 100,000 of which vested on May 2, 1999, 100,000 shares of which vest on March 2, 2000 and 50,000 shares of which vest on each of March 2, 2002, 2003 and 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         This report is provided by the Compensation Committee of the Board to assist stockholders in understanding the Compensation Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Compensation Committee, which is made up of Non-employee Directors, is responsible for establishing and administering the Company's executive compensation program.

         The Company's executive compensation program consists primarily of salary and the award of stock options. The program is designed to motivate, reward and retain the management talent needed to achieve the Company's business objectives and maintain its competitiveness in the on-line mortgage industry. The program seeks to achieve these goals by utilizing competitive base salaries that reflect a philosophy of career continuity, stock options that link compensation to increases in stockholder value as measured by the trading price of the Common Stock and rewards for exceptional performance and accomplishments that contribute to the Company's success.

                      COMPENSATION PHILOSOPHY AND OBJECTIVE

         The philosophical basis of the compensation program is to reward performance and the level of responsibility associated with an individual's position. The Compensation Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Named Executive Officers, are based on the same criteria. These criteria include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

         The Compensation Committee believes that compensation of the Company's key executives should:

         -        link rewards to business results and stockholder returns;
         - encourage creation of stockholder value and achievement of strategic objectives;
         -        maintain an appropriate balance between base salary and
                  short-term and long-term incentive opportunity;
         -        attract and retain, on a long-term basis, highly qualified executive personnel; and
         - provide total compensation opportunity that is competitive with that provided by competitors in the on-line mortgage industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

         The Company's executive compensation program consists of three elements: base salary, short-term incentives and long-term incentives. Short-term incentives depend on corporate performance measured against annual objectives and overall performance. Long-term incentives depend on the performance of the Common Stock, both in absolute and relative terms.

         BASE SALARY

         A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

         SHORT-TERM INCENTIVES

         Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise and management skills.

         STOCK BONUS INCENTIVE PLAN. In 1998, the stockholders approved the adoption of the 1998 Stock Bonus Incentive Plan. Under the terms of the Stock Bonus Plan, the Compensation Committee may award shares of the Common Stock to employees, including executive officers. No awards have been made under the Stock Bonus Plan and the Company has no present intention of making awards under the Stock Bonus Plan.

         LONG-TERM INCENTIVES

         Long-term incentive awards provided by stockholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards.

         STOCK OPTION PLAN. In 1998, the stockholders approved the adoption of the Company's 1998 Stock Option Plan (the "1998 Plan"). In February 1999, the Board of Directors approved, subject to stockholder approval, an increase in the number of shares reserved under the 1998 Plan from 4,000,000 to 10,000,000 shares. The Compensation Committee believes that equity-based compensation provides the greatest performance incentive and the greatest alignment of executive and stockholder interests. At the sole discretion of the Compensation Committee, eligible officers and employees will periodically receive options to purchase shares of the Common Stock pursuant to the 1998 Plan. The value of the options increases with the market price of the Common Stock.

         EMPLOYEE STOCK PURCHASE PLAN. The Board has adopted, subject to stockholder approval, the Company's 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan") under which all employees, including executive officers, may purchase shares of the Common Stock at a discount of from the market price in order to encourage broad-based employee ownership of the Common Stock, thereby aligning the interests of all participants and stockholders.

         1999 COMPENSATION. Compensation levels during 1999 were principally driven by a highly competitive market, particularly for personnel with mortgage industry experience. During 1999, the Company recruited and hired five new senior executive officers. The terms and conditions offered to each new executive were consistent with the Company's compensation philosophy and objectives, and were deemed necessary by the Compensation Committee to attract, retain and provide appropriate incentives for the new executives. In October 1998, the Company entered into an 18-month employment agreement with Mr. Rawitch, which was amended in February, 1999. The agreement as amended, provides for an annual base salary of $150,000 and an annual bonus equal to 2% of our pre-tax profits. In March 1999, Mr. Rawitch's annual base salary was increased to $186,500. Pursuant to the agreement, the Company Mr. Rawitch paid the Company $15,000 for a warrant to purchase 600,000 shares of Common Stock. The Compensation Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities. Stock options were granted to other employees of the Company based on each optionee's level of responsibility and other factors.

         1999 CHIEF EXECUTIVE OFFICER COMPENSATION Mr. Korell's compensation was determined under his employment agreement which was entered into in October 1998 and amended in February 1999. The agreement, as amended, provides for (i) an annual salary of $350,000 in the first year with annual $25,000 increases in subsequent years and (ii) an annual bonus equal to 2% of the Company's pre-tax profits. In addition, Mr. Korell received (i) 125,000 shares of Common Stock and
(ii) 1,675,000 options to purchase Common Stock. The agreement also has an anti-dilution provision pursuant to which Mr. Korell has the right to maintain a equity position in the Company. In connection with the anti-dilution provision of the agreement, Mr. Korell was granted 2,001,291 additional options to purchase Common Stock. The Compensation Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

         Members of the Compensation Committee

         S. Lewis Meyer
         Stephen J. Sogin
         Richard E. Wilkes

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In June 1998, the Company entered into a consulting agreement with Dr. Meyer, one of its directors. Pursuant to the agreement, Dr. Meyer received $25,000 in 1998. In a separate transaction in June 1998, Dr. Meyer paid the Company $10,000 for a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $1.25 per share. 200,000 of the shares subject to the warrant became exercisable on the date of grant, and the remaining shares become exercisable in quarterly installments over four years, so long as Dr. Meyer's service with the Company continues.

         In January 1999, the Company loaned Mr. Rawitch, its Vice Chairman, $95,000; the loan accrued interest at an annual rate of 7%. In April 1999, Mr. Rawitch repaid the loan in full, including all accrued interest. In June 1998, Mr. Rawitch paid the Company $4,000 for a warrant to purchase 400,000 shares of Common Stock at an exercise price of $1.25 per share. The shares become exercisable in quarterly installments over three years, so long as Mr. Rawitch's service with the Company continues.

         In February 1999, the Company entered into a letter agreement with Jan
C. Hoeffel, one of its current directors and its former President, concerning the termination of his employment as a corporate officer. Pursuant to the agreement, (i) Mr. Hoeffel's employment terminated as of February 28, 1999, (ii) Mr. Hoeffel received 300,000 restricted shares of Common Stock and (iii) Mr. Hoeffel forfeited all anti-dilution rights previously granted him, and surrendered to the Company a warrant to purchase 300,000 shares of Common Stock. The Company has also agreed to continue to make car lease payments on an automobile provided to Mr. Hoeffel for as long as he serves as a director.

         In April 1999, the Company entered into a Lender Subscriber Agreement with IMX, Inc., of which Richard Wilkes, one of the Company's current directors, is President and Chief Executive Officer and of which Mark Korell, the Company's President and Chief Executive Officer, is a minority stockholder. Pursuant to the agreement, IMX will provide the Company with software and brokerage services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended April 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except as follows: Americo Amorim, a greater than 10% beneficial owner of the Common Stock, filed late a Form 3 and filed late a Form 4 reporting one transaction; and James Noack, a former 10% beneficial owner of the Common Stock, filed late a Form 4 reporting a total of 16 transactions.

STOCK PRICE PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Common Stock from May 1, 1994 to April 30, 1999 with cumulative total returns on the Russell 2000 Index and Hambrecht & Quist Internet Index over the same period. The graph assumes the investment of $100, and the reinvestment of all dividends, in each of the Common Stock and the Russell 2000 Index on May 1, 1994, and the Hambrecht & Quist Internet Index on December 30, 1994 (the earliest date for which information on the Hambrecht & Quist Internet Index is available).

         The Common Stock has traded on the Nasdaq SmallCap Market since November 1997. Prior to that, the Common Stock traded on the OTC Bulletin Board.

                       COMPARATIVE FIVE-YEAR TOTAL RETURNS
       FiNET.COM, RUSSELL 2000 INDEX AND HAMBRECHT & QUIST INTERNET INDEX
                  (PERFORMANCE RESULTS THROUGH APRIL 30, 1999)

                                                                                                         HAMBRECHT & QUIST
             DATE                                   FiNET.COM               RUSSELL 2000 INDEX             INTERNET INDEX
        --------------                              ---------               ------------------           -----------------
         May 1, 1994                                  $ 100                        $ 100                       $  100*
        April 30, 1995                                  117                          107                          123
        April 30, 1996                                    9                          143                          236
        April 30, 1997                                   43                          143                          160
        April 30, 1998                                   59                          203                          368
        April 30, 1999                                  153                          184                        1,156

---------------------
*  December 30, 1994

                             PROPOSALS TWO AND THREE
              APPROVAL OF AMENDMENTS TO THE 1998 STOCK OPTION PLAN

BACKGROUND

         The Board adopted the 1998 Plan in February 1998 and the Company's stockholders approved the 1998 Plan in November 1998.

         INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE. In February 1999, the Board adopted, subject to stockholder approval, an amendment to the 1998 Plan increasing the aggregate number of shares reserved for issuance thereunder by 6,000,000, from 4,000,000 to 10,000,000, in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new employees and consultants of the Company. The Board believes that increasing the number of shares reserved for issuance under the 1998 Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives.

         LIMIT ON NUMBER OF SHARES. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), enacted in August 1993, limits the deductibility by public companies of compensation in excess of $1 million per year (subject to some exemptions) paid to certain executive officers. As the limit applies in the year in which the compensation is paid, it could apply to income derived from the exercise of certain stock options, measured by the spread between the exercise price and the fair market value at the time the option is exercised.

         "Performance-based" compensation is excluded from compensation counted toward the $1 million deduction limit if certain conditions are met. Compensation resulting from the exercise of stock options will be treated as "performance-based" and excluded from the limit on deductibility if among other things, the plan under which the options are granted specifies limits on the number of shares issuable to any participant in any one year under the plan and these limits are approved by the issuer's stockholders.

         In order to exclude from the $1 million deduction limit compensation resulting from the exercise of options granted under the 1998 Plan, in August 1999, the Board adopted, subject to stockholder approval, an amendment to the 1998 Plan to limit the number of shares with respect to which options may be granted to no more than 750,000 shares to any one participant in any calendar year.

DESCRIPTION OF THE 1998 PLAN

         The purpose of the 1998 Plan is to induce persons of outstanding ability and potential to join and remain with the Company as employees or consultants by giving them the opportunity to acquire stock ownership in the Company. The 1998 Plan provides for the granting to employees of the Company (including officers and employee directors) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("ISOs") and for the grant of nonstatutory stock options ("NSOs") to eligible participants. To the extent an optionee would have the right in any calendar year to exercise for the first time ISOs for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the grant date) in excess of $100,000, any such excess options shall be automatically converted to NSOs.

         The 1998 Plan is administered by the Compensation Committee. The Compensation Committee determines the type and terms of options granted under the 1998 Plan, including the number of shares covered, exercise price, term and condition for exercise of the option. The exercise price of all ISOs granted under the 1998 Plan must be at least 100% of the fair market value of the Common Stock of the Company on the grant date. The term of an ISO may not exceed ten years from the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any ISO granted shall be at least 110% of the fair market value of the Common Stock on the grant date and the term of such option may not exceed five years. Payment of the exercise price may be in cash or, at the discretion of the Compensation Committee, by an approved deferred payment schedule or shares of stock held by the optionee.

         Except as otherwise determined by the Compensation Committee as set forth in an option agreement, no option may be transferred by the optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, only the optionee may exercise an option. All options shall be exercisable on or after each vesting date in accordance with the terms set forth in the option agreement.

         The Board may amend, terminate or revise the 1998 Plan with respect to options not yet granted under the 1998 Plan as long as such action does not impair the rights conferred by an option without the consent of the affected optionee. No amendment, termination or revision requires stockholder approval unless such amendment termination or revision: (i) increases the number of shares of Common Stock authorized for issuance under the 1998 Plan; (ii) materially increases the benefits accruing to participants in the 1998 Plan; or
(iii) materially modifies the requirements as to eligibility for participation. However, the Board may amend the Plan in any manner necessary to provide employees with the maximum benefits available under, or to preserve the benefits of, Section 422 of the Internal Revenue Code, which governs incentive stock option treatment for federal income tax purposes. No options may be granted under the 1998 Plan after February 2008, ten years from the date of its adoption by the Board.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING SUMMARY OF FEDERAL TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE EITHER PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

         INCENTIVE STOCK OPTIONS. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO, and the Company receives no deduction. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture."

         If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable to the optionee as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, and is "long term" gain if the shares have been held more than one year as of the date of sale. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If the stock sold in the Disqualifying Disposition had been acquired subject to a "substantial risk of forfeiture," such as a requirement to remain an employee for a period of time, the optionee's holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses unless the optionee files an election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) Election"). If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Internal Revenue Code.

         If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

         The present position of the Internal Revenue Service appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The Internal Revenue Service is studying this position and has given some indication that it is considering changing it with respect to Disqualifying Dispositions.

         NONSTATUTORY STOCK OPTIONS. An optionee is not taxable upon the award of a NSO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files a Section 83(b) Election with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxed upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the option and their fair market value as of the date of lapse; in addition, the optionee's holding period will begin on the date of lapse.

         Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

         Upon sale, other than to the Company, of shares acquired under a NSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Internal Revenue Code.

         If an optionee tenders Common Stock (other than statutory option stock) to pay all or part of the exercise price of a NSO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.

         If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

1998 PLAN BENEFITS

         The following table shows the number of shares of Common Stock issuable upon exercise of stock options granted to the named groups under the 1998 Plan during the fiscal year ended April 30, 1999.

GROUP                                                                                            NUMBER OF OPTIONS(1)
-----                                                                                            --------------------
All executive officers as a group....................................................                3,017,500
All directors who are not executive officers as a group..............................                       --
All employees (who are not executive officers) as a group............................                  694,956

-------------------------

(1)      All options granted at fair market value as of the date of grant.

REQUIRED VOTE

         Approval of the amendment to the 1998 Plan requires the affirmative vote of a majority of the shares of the Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                           THE AMENDMENTS TO THE PLAN

                                  PROPOSAL FOUR
                 APPROVAL OF AMENDMENTS TO THE 1998 NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN

BACKGROUND

         The Company adopted the Directors' Plan in February 1998 and the Company's stockholders approved the Directors' Plan in November 1998.

         INCREASES IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE AND AUTOMATIC ANNUAL OPTION GRANT. The Board has approved, subject to stockholder approval, an amendment to the Directors' Plan increasing the aggregate number of shares reserved for issuance thereunder by 500,000, from 500,000 to 1,000,000, in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new directors of the Company. The Board has also approved, subject to stockholder approval, an additional amendment increasing the automatic annual option grant for each Non-employee Director by 20,000 shares, from 40,000 to 60,000 shares. The Board believes that these amendments are necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified directors by providing them with appropriate equity incentives.

DESCRIPTION OF THE PLAN

         The Directors' Plan is administered by the Board or a committee thereof (the "Administrator"). The Administrator has the authority to construe and interpret the terms and provisions of the Directors' Plan. Only Non-employee Directors are eligible to participate in the Directors' Plan. Drs. Meyer and Sogin and Messrs. Falcao and Wilkes currently qualify as Non-employee Directors and Mr. Smilow will, if elected, qualify as a Non-employee Director. Each person elected for the first time to be a Non-employee Director automatically receives an option to purchase 40,000 shares of the Common Stock. The Directors' Plan, as amended, also provides that each Non-employee Director receives an option to purchase 60,000 shares on January 1st of each year if such Director served continuously as such for the entire preceding twelve months.

         The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant, except that the price shall be 110% of the fair market value in the case of any Director who owns stock possessing more than 10% of the total combined voting power of the Company. All options granted under the Directors' Plan must be fully vested on the date of grant or vest in four equal annual installments commencing on first anniversary of the date of grant. Each option terminates prior to the expiration date if the optionee's service as a Non-employee Director, or, subsequently as an employee, of the Company terminates.

         The Company has a right to repurchase shares of stock issued upon exercise of any option granted under the Directors' Plan which is fully vested on the date of grant. If a Non-employee Director's service to the Company is terminated for any reason other than death or total disability, the Company has the option to repurchase any share acquired on exercise of options granted under the Directors' Plan. However, the Company's right of repurchase lapses in four equal annual installments, commencing on the first anniversary of the date of grant. The repurchase price is equal to the option exercise price. The Board may at any time amend or terminate the Directors' Plan. Amendments to the Directors' Plan apply to outstanding options and any termination may apply to outstanding options as well. No options may be granted under the Directors' Plan after February 2008, ten years from the date of its adoption.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         All options granted under the Directors' Plan are NSOs. For a description of certain federal income tax consequences applicable to NSOs, see "Certain Federal Income Tax Consequences" under Proposal 2 above.

DIRECTORS' PLAN BENEFITS

         200,000 stock options were granted to Non-employee Directors under the Directors' Plan in the fiscal year ended April 30, 1999. None of the Company's executive officers or other employees is eligible to participate in the Directors' Plan.

REQUIRED VOTE

         Approval of the amendments to the Directors' Plan requires the affirmative vote of a majority of the shares of the Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE AMENDMENTS TO THE DIRECTORS' PLAN

                                 PROPOSAL FIVE
           APPROVAL OF THE COMPANY'S 1999 EMPLOYEE STOCK PURCHASE PLAN

BACKGROUND

         In May 1999, the Board adopted the Stock Purchase Plan, subject to stockholder approval. The Purchase Plan will permit eligible employees to purchase Common Stock at a discount though payroll deductions.

         ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN. The Board has approved, subject to stockholder approval, the Purchase Plan to permit the purchase of Common Stock by existing and new employees of the Company. A total of 500,000 shares of Common Stock has been reserved for issuance under the Purchase Plan, none of which has as yet been issued. The Board believes that the Purchase Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives.

DESCRIPTION OF THE PLAN

         All employees, including officers and directors who are also employees, customarily employed 20 or more hours per week and five or more months each year by the Company, will be eligible to participate in the Purchase Plan as of the first enrollment date following the six month anniversary of employment by the Company. However, any person who holds 5% or more of the Common Stock will be prohibited from participating in the Purchase Plan. Any eligible employee may enroll in the Purchase Plan as of the first trading day of enrollment dates to be established by the administrator of the Purchase Plan. As of the Record Date, approximately 140 employees of the Company were eligible to participate in the Purchase Plan.

         The Purchase Plan will be administered by the Board or a committee thereof. The Board may amend or terminate the Purchase Plan at any time unless such amendment or termination adversely affects any participant's existing rights under the Purchase Plan. In addition, amendments which would (i) increase the number of shares subject to the Purchase Plan, (ii) materially increase the benefits to the participants, (iii) materially modify the requirements for participation, increase the maximum number of shares of stock which a participant may purchase in an offering period, (iv) extend the term of the Purchase Plan, (v) alter the purchase price formula so as to reduce the price for shares of stock to be purchased under the Purchase Plan or (vi) cause the Purchase to fail to meet the requirements of an "employee stock purchase plan" under the Internal Revenue Code, require stockholder approval. Participating employees may elect to make contributions to the Purchase Plan at a rate equal to 2%, 4%, 6%, 8% or 10% of annual base earnings from the Company. On the last trading day of each quarter (or other purchase dates established by the Board), the Company will apply the funds then in the employee's account to the purchase of shares.

         The cost for each share purchased is 85% of the lower of the closing prices for Common Stock on the first trading day in the enrollment period in which the purchase is made and the purchase date. The length of the enrollment period is established from time to time by the Board but may not exceed 36 months. At any time before a scheduled purchase date a participant may elect to withdraw funds contributed to the Purchase Plan. No employee is permitted under the Purchase Plan to purchase Common Stock at a rate which exceeds $20,000 of fair market value of Common Stock (determined as of the first trading day in each offering period) in any year. No rights under the Purchase Plan may be transferred or sold other than by will or the laws of descent and distribution. The Internal Revenue Service has recently taken the position that the purchase of shares under plans like the Purchase Plan may be subject to withholding and employment taxes.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE EITHER PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

         In general, participants will not have taxable income or loss under the Purchase Plan until they sell or otherwise dispose of shares acquired under the Purchase Plan (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the enrollment period during which the shares were purchased; and
(ii) one year following purchase, a participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied. If the shares are disposed of before the expiration of both of the foregoing holding periods (a "disqualifying disposition"), a participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the participant will have taxable capital gain (or loss) measured by the difference between the sale price and the participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant in a disqualifying disposition.

PURCHASE PLAN BENEFITS

         Benefits under the Purchase Plan will depend on payroll deductions which will be determined by individual participants.

REQUIRED VOTE

         Approval of the adoption of the Purchase Plan requires the affirmative vote of a majority of the shares of the Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        THE ADOPTION OF THE PURCHASE PLAN

                                  PROPOSAL SIX
   RATIFICATION OF ISSUANCES OF SECURITIES TO EXECUTIVE OFFICERS AND DIRECTORS

BACKGROUND

         The Company is soliciting the ratification of issuances of securities to certain of its officers and directors in order to comply with the listing requirements of the Nasdaq Stock Market. Nasdaq regulations generally require stockholder approval of arrangements pursuant to which the Company's officers or directors receive Company securities, unless the securities are granted as an inducement to acceptance of employment with the Company. Since the issuances described below occurred while the individuals were officers or directors of the Company, the Company is now seeking stockholder ratification of such issuances.

         If the Company fails to comply with Nasdaq regulations, the Common Stock may be delisted from the Nasdaq SmallCap Market.

NAME AND POSITION                                                 NUMBER OF SHARES
-----------------                                                 ----------------
Mark L. Korell, Chairman of the Board, President
  and Chief Executive Officer .................................         375,000*
L. Daniel Rawitch, Vice Chairman of the Board ..............          1,000,000**
Jan C. Hoeffel, Director ...................................            300,000
S. Lewis Meyer, Director ...................................          1,000,000**

--------------------
*        Indicates shares subject to stock options.
**       Indicates shares subject to warrants.

DESCRIPTION OF ARRANGEMENTS

         In February 1999, the Company and Mr. Korell amended Mr. Korell's employment agreement. In consideration for surrendering 375,000 shares of restricted Common Stock, Mr. Korell received an option to purchase 375,000 shares of Common Stock with an exercise price of $1.03 per share.

         In June 1998, the Company issued Mr. Rawitch a warrant to purchase 400,000 shares of Common Stock with an exercise price of $1.25 per share for $4,000. In February 1999, the Company and Mr. Rawitch amended Mr. Rawitch's employment agreement. In exchange for surrendering his anti-dilution rights with respect to issuances of Company securities and $15,000, the Company issued Mr. Rawitch a warrant to purchase 600,000 shares of Common Stock with an exercise price of $1.03.

         In February 1999, the Company and Mr. Hoeffel, a current director of the Company and its former President, entered into an Employment Termination Agreement pursuant to which Mr. Hoeffel surrendered his anti-dilution rights with respect to issuances of Company securities and a warrant to purchase 300,000 shares of Common Stock in consideration of 300,000 shares of Common Stock.

         In June 1998, the Company issued Dr. Meyer a warrant to purchase 1,000,000 shares of Common Stock with an exercise price of $1.25 per share for $10,000.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to ratify the issuances of securities to executive officers and directors.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
           ISSUANCES OF SECURITIES TO EXECUTIVE OFFICERS AND DIRECTORS

                                 PROPOSAL SEVEN
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending April 30, 2000. Ernst & Young LLP has audited the Company's financial statements since 1999. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to ratify the appointment of the independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
            APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented at the Company's 2000 meeting of stockholders must be received by the Secretary of the Company no later than May 30, 2000 in order to be included in the proxy soliciting material relating to that meeting.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.



                             THE BOARD OF DIRECTORS
Dated:  August 20, 1999

                                                                     Appendix A

                           FINET HOLDINGS CORPORATION
                             1998 STOCK OPTION PLAN
                                  (as amended)

         1. PURPOSE AND SCOPE. The purposes of this Plan are to induce persons of outstanding ability and potential to join and remain with Finet Holdings Corporation (the "Company"), to provide an incentive for such employees as well as for non-employee consultants to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company, and to attract and retain key personnel through the grant of Options to purchase shares of the Company's common stock. As used herein, the term "Option" includes both Incentive Stock Options and Non-Qualified Stock Options.

         2. DEFINITIONS. Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan unless the context otherwise requires, and for the purposes of such definitions, the singular shall include the plural and the plural shall include the singular:

            (a) "Affiliate" shall mean any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and
(f) respectively of the Internal Revenue Code of 1986, as amended.

            (b)  "Board" shall mean the Board of Directors of the Company.

            (c) "Committee" shall have the meaning set forth in Section 3 hereof.

            (d) "Company" shall mean Finet Holdings Corporation, a Delaware corporation.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (f) "Fair Market Value" for a share of Stock means the price that the Board or the Committee acting in good faith determines, through any reasonable valuation method (including but not limited to reference to prices existing in any established market in which the Stock is traded), to be the price at which a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

            (g) "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

            (h) "Exercise Price" shall mean the purchase price for Stock under an Option, as determined in Sections 7 -"Incentive Stock Options" - and 8 - "Non-Incentive Stock Options" - below.

            (i) "Participant" shall mean an employee or non-employee consultant to the Company to whom an Option is granted under the Plan.

            (j) "Plan" shall mean this Finet Holdings Corporation 1998 Stock Option Plan.

            (k) "Stock" shall mean the $0.01 par value common stock of the Company.

            (l) "1934 Act" means the Securities Exchange Act of 1934, as amended.

         3. ADMINISTRATION.

            The Plan shall be administered (i) with respect to individuals who receive options under the Plan and who are or become subject to the reporting requirements and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") ("Reporting Persons") by a committee consisting of at least two members of the Board of Directors of the Company (the "Board"), each of whom is a non-employee director (as such term is defined under Rule 16b-3 of the 1934 Act) (the "Reporting Persons Committee") and (ii) with respect to all individuals who receive Options under the Plan and are who are not Reporting Persons, by a committee which consists of at least two members of the Board (the "Stock Option Committee"). For purposes of this Plan, references to the "Committee" shall mean the Reporting Persons Committee, the Stock Option Committee, or both, as the context may require.

            The Committee shall have full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options, to determine the Exercise Price and term of each Option, the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be covered by each Option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of Options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may delegate to one or more of their members, or to one or more agents, such administrative duties as it may deem advisable, and the Board or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ attorneys, consultants, accountants, or other persons, and the Board shall be entitled to rely upon the advice, opinions, or valuations of such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

         4. SHARES SUBJECT TO THE PLAN.

            (a) NUMBER AND SOURCE OF SHARES Subject to adjustment under the provisions of Section 14 - "Effect of Change in Stock Subject to Plan" - of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is Ten Million (10,000,000). Such shares may be authorized but unissued shares of Stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of Stock as to which an Option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under this Plan in the discretion of the Board. The Company shall, at all times while the Plan is in force, reserve such number of common shares as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan.

            (b) INDIVIDUAL LIMITATION. The Company may not issue options with a fair market value exercise price as of the date of grant covering in the aggregate more than 750,000 shares of Common Stock to any one participant in any calendar year.

         5. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS.

            (a) Options may be granted to: (i) any regular full-time employee (including officers and directors) of either the Company or any affiliate of the Company; and (ii) any non-employee consultant of the Company.

            (b) In determining to whom options shall be granted and the number of shares of Stock to be covered by each Option, the Board shall take into account the nature the participants' duties, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. The Board shall also determine the time(s) of grant, the type and term of Option granted, and the time(s) of exercise, in whole or part. A Participant who has been granted an Option under the Plan may be granted new Options, which may be in addition to prior Options granted under the Plan or may be in exchange for the surrender and cancellation of prior Options having a higher or lower Exercise Price and containing such other terms as the Board may deem appropriate.

         6. TERMS AND CONDITIONS OF OPTIONS.

            (a) GENERAL. Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements ("Option Agreements") in such form as the Board from time to time shall approve. Such Option Agreements shall comply with and be subject to the following general terms and conditions, and shall also comply with and be subject to the provisions of Section 7 relating to Incentive Stock Options or Section 8 relating to Non-Qualified Stock Options, as applicable, as well as such other terms and conditions as set forth in this Plan and as the Board may deem desirable, not inconsistent with the Plan.

            (b) EMPLOYMENT AGREEMENT. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted. No such Option Agreement shall impose upon the Company any obligation to employ and/or retain the Participant for any period of time.

            (c) MANNER OF EXERCISE. A Participant may exercise an Option by giving written notice of such exercise to the Company at its principal office, attention to the Secretary, and paying the Exercise Price either (i) in cash in full at the time of exercise, or (ii) in the discretion of the
Board:

                (i) by delivery of other previously outstanding common stock of the Company,

                (ii) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the Option Agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code,

                (iii) by retention by the Company of some of the Stock as to which the Option is then being exercised, in which case the Optionee's notice of exercise shall include a statement (1) directing the Company to retain so many shares that would otherwise have been delivered by the Company upon exercise of this Option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously outstanding stock of the Company, and (2) confirming the aggregate number of shares as to which this Option is being thus exercised and therefore surrendered, or

                (iv) in any other form of legal consideration acceptable to the Committee at the time of grant or exercise.

            (d) TIME OF EXERCISE. Promptly after the exercise of an Option and the payment of the Exercise Price, either in full or pursuant to the approved payment schedule, the Participant shall be entitled to the issuance of a stock certificate evidencing ownership of the appropriate number of shares of Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him/her, and no adjustment will be made for dividends or other rights for which the record date has occurred prior to the date such stock certificate is issued.

            (e) NUMBER OF SHARES. Each Option shall state the total number of shares of Stock to which it pertains.

            (f) OPTION PERIOD AND LIMITATIONS ON EXERCISE. The Board may, in its discretion, provide that an Option may not be exercised in whole or part for any period(s) of time specified in the Option Agreement, except that the right to exercise must be at the rate of at least

20% per year over five years from the date the Option is granted, subject to the further conditions of the Plan and the Option Agreement such as continued employment. However, in the case of an Option granted to officers, directors, or non-employee consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to the further conditions of the Plan and the Option Agreement, at any time or during any period established by the Company or its affiliates. The exercise period shall be stated in the Option Agreement. No Option may be exercised after the expiration of ten years from the Grant Date. No Option may be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than one hundred (100).

         7. INCENTIVE STOCK OPTIONS. The Board may grant Incentive Stock Options ("ISOs") which meet the requirements of Section 422 of the Code, as amended from time to time.

            (a) ISOs may be granted only to employees of the Company or its affiliates.

            (b) Each ISO granted under the Plan must be granted within 10 years from the date the Plan is adopted or is approved by the shareholders of the Company, whichever is earlier.

            (c) The purchase price shall not be less than the Fair Market Value of the common shares at the time of grant, except that the purchase price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant.

            (d) No ISO granted under the Plan shall be exercisable more than 10 years from the date of grant, except that in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, no ISO shall be exercisable more than five years from the date of grant.

            (e) To the extent that the aggregate Fair Market Value of stock (determined at the time of grant) with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its subsidiaries exceeds $100,000, such options shall be treated as Non-Qualified stock options, but only to the extent of such excess. Should it be determined that an entire option or any portion thereof does not qualify for treatment as an ISO by reason of exceeding such maximum, or for any other reason, such option or portion shall be considered a Non-Qualified stock option.

         8. NON-QUALIFIED STOCK OPTIONS. The Board may grant Non-Qualified Stock Options ("NSOs") under the Plan in addition to or in lieu of Incentive Stock Options. NSOs are not intended to meet the requirements of Section 422 of the Code, and shall be subject to the following terms and conditions:

             (a)  NSOs may be granted to any eligible Participant.

             (b) The purchase price of the shares shall be determined by the Board in its absolute discretion, but in no event shall such purchase price be less than 85% of the Fair Market Value of the shares at the time of grant. In the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, the price shall be 110% of the Fair Market Value.

             (c) NSOs shall not be exercisable more than ten years from the date of grant.

         9. TRANSFERABILITY. Options granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's life shall be exercisable only by such Participant. Options granted under this Plan shall not be subject to execution, attachment or other process.

         10. TERMINATION OF EMPLOYMENT. Options held by employees, including directors, shall terminate three months after termination of employment with the Company or affiliate, unless:

             (a) If employment is terminated for cause, as such term is defined by California law, the employer's contract of employment or the Option Agreement, the Option shall immediately terminate.

             (b) If termination is due to the employee's permanent and total disability within the meaning of Section 22(e)(3) of the Code, the Option may be exercised at any time within one year following termination.

             (c) The Option Agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment. If the Option may be exercised later than three months following termination, any portion exercised beyond three months shall be a non-qualified stock option. This paragraph shall not be construed to extend the term of any Option nor to permit anyone to exercise the Option after expiration of its term.

             (d) Options granted under this Plan shall not be affected by any change of duties or position of the Participant so long as Participant continues to be a regular, full-time employee of the Company. Any Option, or any rules and regulations relating to the Plan, may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer upon any Participant any right to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employment at its will at any time.

         11. RIGHTS IN THE EVENT OF DEATH. If an employee dies during the term of this Option, his/her legal representative or representatives, or the person or persons entitled to do so under the employee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the employee was entitled to exercise this Option on the date of his death, and such right shall expire and this Option shall terminate six (6) months after the date of Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this option shall terminate upon such death.

         12. LEAVES OF ABSENCE. For purposes of the Plan, an employee on approved leave of absence from the Company shall be considered as currently employed for 90 days following beginning the leave or for so long as his/her right to reemployment is guaranteed by statute or contract, whichever is longer.

         13. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

             (a) In the event that outstanding common shares are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, stock dividends and the like, the Board shall make adjustments as it deems appropriate in the aggregate number of shares advisable under the Plan and the number and price subject to outstanding option. Any adjustment shall apply proportionately and only to the unexercised portion of options granted.

             (b) In the event the Company dissolves or liquidates or another entity succeeds to its assets, or in the event of a merger or consolidation in which the Company is not the surviving entity, or in the event of a reverse merger in which the Company survives but its common stock immediately preceding the merger is converted into other property by virtue of the merger, then the surviving entity shall assume the outstanding Options or substitute similar Options for those outstanding.

         14. AGREEMENT AND REPRESENTATION OF EMPLOYEES.

             (a) ACQUIRING STOCK FOR INVESTMENT PURPOSES. As a condition to the exercise of any Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of Company's counsel, such representation is required or desirable under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

             (b) WITHHOLDING. With respect to the exercise of any Option granted under this Plan, each Participant shall fully and completely consent to whatever the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise.

             (c) DELIVERY. The Company is not obligated to deliver any common shares until there has been qualification under or compliance with all state or federal laws, rules and regulations deemed appropriate by the Company. The Company will use all reasonable efforts to obtain such qualification and compliance.

         15. AMENDMENT AND TERMINATION OF PLAN. The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted; provided however, that any amendment that would: (a) increase the aggregate number of shares of common stock that may be issued under the Plan, (b) materially increase the benefits accruing to Participants, or (c) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to shareholder approval within 12 months before or after adoption. It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide employees with the maximum benefits available under and/or to satisfy the requirements of or amendments to Section 422 of the Code.

             No termination, modification or amendment of the Plan may however, alter or impair the rights conferred by an Option previously granted without the consent of the individual to whom the Option was previously granted.

             Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

         16. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

         17. EFFECTIVE DATE OF PLAN. The Effective Date of this Plan is February 18, 1998, the date it was adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. Any Options granted under this Plan prior to the date of shareholder approval shall be deemed to be granted subject to such approval. Should shareholder approval not be obtained within twelve (12) months, any Options granted pursuant to the Plan shall be null and void.

         18. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have and subject to limitations of applicable law, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, the Board or Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

         19. INFORMATION REQUIREMENTS. The Company shall provide each participant with annual financial statements.

         20. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                                                                     Appendix B

                           FINET HOLDINGS CORPORATION
                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                 (as amended)

         1. PURPOSE OF THE PLAN. This Finet Holdings Corporation 1998 Non-Employee Directors' Stock Option Plan (the "Plan") is adopted for the benefit of the directors of Finet Holdings Corporation, a Delaware corporation (the "Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries (the "Non-Employee Directors"). The purposes of the Plan are to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

         2. ADMINISTRATION OF THE PLAN. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate administration of the Plan to a committee ("Committee") comprised of not less than two (2) members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan. (b) The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the plan, and to exercise such powers and perform such acts as the Board deems necessary or expedient to promote the bests interests of the Company. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. (c) All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Non-Employee Directors, the Company, and all other interested persons. (d) No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

         3. STOCK SUBJECT TO AND RESERVED FOR THE PLAN. (a) The total number of shares of the Company's Common Stock, $0.01 par value (the "Common
Stock"), with respect to which Options may be granted under the Plan, shall not exceed the aggregate of 1,000,000 shares; provided, however, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of
Section 14 of this Plan. Such shares may be treasury shares, reacquired shares or authorized but unissued shares. (b) The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any

Option expires or is canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan. (c) All Options granted under the Plan will constitute nonstatutory stock options (i.e., stock options which do not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) (the "Option").

         4. ELIGIBILITY. Options shall be granted only to Non-Employee Directors of the Company.

         5. NON-DISCRETIONARY GRANT OF OPTIONS.

            (a) NON-EMPLOYEE DIRECTORS ELECTED AFTER THE EFFECTIVE DATE OF THE PLAN: INITIAL GRANT. For so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who is elected as a Non-Employee Director of the Company for the first time after the effective date of the Plan, and who is not and has not been an employee of the Company or any of the Company's Subsidiaries ( as defined in Section 424(f) of the Code (a "New Director") shall be granted a one-time Option ("Initial Option") to purchase 40,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 14 hereof), except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries. This
Section 5(a) shall only apply to a New Director the first time he or she is elected a director of the Company after the effective date of this Plan.

            (b) ANNUAL OPTION GRANT TO NON-EMPLOYEE DIRECTORS ("ANNUAL OPTION"). In addition, for so long as (i) this Plan is in effect, and (ii) there are shares available for the grant of Options hereunder, each person serving as an elected Non-Employee Director as of the effective date of this Plan and each New Director (together "Eligible Director") shall be granted automatically, on January 1st of each year (or the next day on which the Company's Common Stock is traded should the Company's Common Stock not trade on such date, commencing as of January 1, 1998 and subject to the adjustments provided in Section 14 hereof), an Option to purchase 60,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock), except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries. The foregoing notwithstanding, such Eligible Director must have served as a Non-Employee Director continuously for at least thirty (30) days immediately preceding the first day of January of any given year, in order to be eligible for grant of an Annual Option as of January 1st of that year.

            (c) OPTION PRICE. For the purposes of this Section 5, the "Fair Market Value" as of any particular date shall mean (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion.

         6. OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Board and that are not inconsistent with the Plan.

         7. VESTING AND TERM OF OPTIONS. (a ) Each Option granted under this Plan shall be subject to vesting pursuant to one of two schedules: ( i) vesting in full on the date of grant; or (ii) vesting in four (4) equal installments commencing on the first anniversary of the date of grant; provided, however, that each such Option, regardless of the manner of vesting, shall be subject to termination as provided in Section 9 hereof. The schedule of vesting, whether vesting in full or in installments, shall be determined by the Board as part of and at the time of the grant; provided however, that any Option granted under this Plan which vests in full on the date of grant as set forth in subsection (i) above, shall be subject, as a condition of such Option grant, to the Company's right to repurchase as provided in Section 16 hereof. (b) Each Option agreement shall also provide that the Option shall expire ten years from the date of grant, unless sooner terminated pursuant to Section 9 hereof.

         8. EXERCISE OF OPTIONS. Options shall be exercisable at any time after their appropriate vesting date, subject to termination as provided in
Section 9 hereof and to the Company's right to repurchase as provided in
Section 16 hereof. Options shall be exercised by written notice to the Company setting forth the number of shares with respect to which the Option is being exercised and specifying the address to which the certificates representing such shares are to be mailed. Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the product obtained by multiplying the exercise price of the Option by the number of shares of Common Stock with respect to which the Option is then being exercised. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Eligible Director a certificate or certificates representing the number of shares of Common Stock with respect to which such Option has been so exercised, issued in the Eligible Director's name, provided, however, that such delivery shall be deemed effected for all purposes when the Company's transfer agent shall have deposited such certificates in the United

States mail, addressed to the Eligible Director, at the address specified pursuant to this Section 8.

         9. TERMINATION OF OPTIONS. Except as may be otherwise expressly provided in this Plan or otherwise determined by the Board, each Option, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following: (i) on the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death or total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) of the Eligible Director, in which case the option may be exercised at any time within eighteen (18) months following termination of such directorship or service, during which period the Eligible Director shall be entitled to exercise all Options held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date; or (ii) ten years after the date of grant of such Option.

         10. TRANSFERABILITY OF OPTIONS. During the term of an Option, the Option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. Each Option shall be exercised during the Eligible Director's lifetime only by the Eligible Director.

         11. NO RIGHTS AS STOCKHOLDER. No Eligible Director shall have any rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate or certificates representing such shares. Except as provided in Section 14 hereof, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of certificates representing shares of Common Stock purchased pursuant to exercise of this Option.

         12. INVESTMENT REPRESENTATIONS. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Eligible Director upon the exercise of any Option granted under the Plan.

         13. AMENDMENT OR TERMINATION. The Board may amend, modify, revise or terminate this Plan at any time and from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding Options may be terminated.

         14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; provided, however, that if (i) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or
(ii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, then (a) the number of shares of Common Stock available for the grant of Options under the Plan shall be proportionally adjusted to equal the product obtained by multiplying such number of available shares remaining by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision,
(b) the exercise price of any Option then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (c) the number of shares of Common Stock issuable on the exercise of any Option then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

         15. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. (a) The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any Option if the issuance of such shares shall constitute a violation by the Non-Employee Director or the Company of any provisions of any law or regulation of any governmental authority. (b) Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or (iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such

Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Board. (c) These provisions do not obligate the Company to register either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such Option, under any state or federal law of the United States or of any other country or governmental subdivision thereof. (d) Any determination by the Board in connection with any of the above determinations shall be final, binding and conclusive.

         16. REPURCHASE RIGHT OF THE COMPANY.

         (a) GENERAL. Shares of stock issued or issuable upon exercise of an option grant with immediate vesting, as set forth in Section 7(a)(i), are subject to a right of repurchase by the Company. If the service of a Non-Employee Director to the Company or a subsidiary of the Company is terminated for any reason other than by death or total disability, except as otherwise described in Section 16(d), the Company (or any subsidiary designated by it) shall have the option for 90 days after the termination of service by the Non-Employee Director to repurchase all or any part of his stock issued or issuable upon exercise of the option, as provided in this
Section 16.

         (b) NOTICE. Within 30 days of receiving notice from a Non-Employee Director or his representative of the termination of the director's service to the Company or a subsidiary of the Company, the Company must give notice to the director of the Company's decision whether or not to exercise its repurchase right.

         (c) REPURCHASE PRICE. The repurchase price per share repurchased in accordance with this Section 16 shall be the original per share purchase price set forth in the accompanying Notice of Stock Option Grant. The Company's repurchase right at this price lapses at the rate of 25% per year, starting with the first anniversary of the Option Grant, and continues over 4 years, without reference to the date the Option was exercised or became exercisable.

         (d) SHARES ACQUIRED THROUGH EXERCISE OF OPTION AFTER TERMINATION OF SERVICES. If the Non-Employee Director exercises in whole or in part his option after termination of his services to the Company for any reason other than death or total disability, the Company shall have, for 90 days after the exercise, the right to repurchase the shares so acquired upon written notice to the Non-Employee Director. The purchase price and terms of payment will be governed by Sections 16(c) and (e) of this Plan.

         (e) PAYMENT OF THE PURCHASE PRICE. The Company's right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of service by the Non-Employee Director (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of exercise).

         (f) DEATH OR TOTAL DISABILITY. There shall be no right of repurchase by the Company upon the Non-Employee Directors' death or total disability. The foregoing notwithstanding, the provisions of this Section 16(g) do not extend or otherwise affect the termination of any Option which shall not have been exercised, as otherwise set forth in Section 9 herein.

         (g) REPURCHASE RIGHT AS TO OTHER SHARES. The repurchase right of the Company shall apply as well to all shares or other securities issued in respect to any Option due to any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization ("Other Shares") but such right shall expire on the occurrence of any event or transaction upon which the Option terminates.

         17. INDEMNIFICATION OF BOARD OF DIRECTORS. The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

         18. ADDITIONAL PROVISIONS. (a) Nothing in the Plan, or in any instrument executed pursuant thereto, shall confer upon any Non-Employee Director either the right or the obligation to continue acting as a director of (or to employment by) the Company, nor shall any Plan provision or instrument executed pursuant thereto affect any right of the Company, its Board and/or its shareholders to terminate the directorship (or employment) of any Non-Employee Director with or without cause. (b) In connection with each option granted pursuant to the Plan, each Non-Employee Director shall make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer is made available to the Company for timely payment of such tax.

         19. EFFECTIVE DATE OF THE PLAN. This Plan shall become effective, subject to stockholder approval, on February 18, 1998. No Option shall be granted pursuant to this Plan on or after February 18, 2008.

         20. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                                                                Appendix C

                           FINET HOLDINGS CORPORATION
                        1999 EMPLOYEE STOCK PURCHASE PLAN

1.    ESTABLISHMENT OF THE PLAN; PURPOSE

      This Employee Stock Purchase Plan (the "Plan") was established to provide Eligible Employees with an opportunity through regular payroll deductions to purchase Common Stock of Finet Holdings Corporation (the "Company") so that they may increase their proprietary interest in the Company. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

2.    DEFINITIONS

      As used herein, the following definitions shall apply:

      (a) "Board of Directors" means the Committee if one has been appointed, or the Board of Directors of the Company if no Committee has been appointed.

      (b) "Code" means the Internal Revenue Code of 1986.

      (c) "Committee" means the committee appointed by the Board of Directors to administer the Plan in accordance with Section 3 below
-"Administration"-if one is appointed.

      (d) "Company" means Finet Holdings Corporation and such present or future Subsidiaries, as defined in Section 425 of the Code, of the Company as the Board of Directors shall from time to time designate.

      (e) "Compensation" means the annual base rate of pay of a Participant as of the first day of an Offering Period, determined in accordance with nondiscriminatory rules adopted by the Board of Directors, including commissions, but excluding income with respect to stock options or other stock purchases or moving expense reimbursements.

      (f) "Eligible Employee" means any regular employee of the Company whose date of hire was at least six months prior to the commencement of an Offering Period or an Interim Offering Period and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year.

      (g) "Exchange Act" means the Securities and Exchange Act of 1934.

      (h) "Fair Market Value" of a share of Stock means the NASDAQ closing price on the applicable date. In the event the Stock is not traded on the date as of which the Fair Market Value is to be determined, Fair Market Value shall be determined as of the next preceding date on which the Stock is traded.

      (i) "Interim Offering Period" means each three-month period during and within an Offering Period.

      (j) "Option" means the right of a Participant to purchase Stock during the applicable Offering Period.

      (k) "Offering Date" means the first day of each Offering Period.

      (l) "Offering Period" means, in the absence of a specific determination to the contrary by the Board of Directors or the Committee, a 36-month period during which contributions may be made toward the purchase of Stock under the Plan. The Board of Directors or the Committee may establish from time to time Option Periods which may be up to thirty-six (36) months.

      (m) "Participant" means an Eligible Employee who elects to participate in the Plan.

      (n) "Plan Account" means the account established for each Participant pursuant to the Plan.

      (o) "Purchase Price" means the price at which Participants may purchase Stock as determined pursuant to the Plan.

      (p) "Stock" means the Common Stock of the Company.

      (q) "Subsidiary" means a corporation a majority of whose voting shares are owned by the Company.

3.    ADMINISTRATION

      The Plan shall be administered by the Board of Directors and/or by a duly appointed Committee. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. The interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any right to purchase Stock shall be conclusive and binding on all persons.

      (a) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to the Committee composed of not fewer than two (2) members of the Board. All of the members of such Committee shall be disinterested persons as defined by the provisions of subparagraph 3(b) --"Disinterested Person." If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Two members of the Committee shall constitute a quorum for the transaction of business.

      (b) DISINTERESTED PERSON. The term "Disinterested Person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 3(a), --"Delegation to Committee" - who is not during the one year prior to service as an administrator of the plan, or during such service, granted or awarded equity securities pursuant to the plan or any other plan of the Company or any of its affiliates, except that: (A) participation in a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii) pursuant to the Securities Exchange Act shall not disqualify a director from being a disinterested person; (B) participation in an ongoing securities acquisition plan meeting the conditions in Rule 16b-3(d)(2(i) shall not disqualify a director from being a disinterested person; (C) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a director from being a disinterested person; and (D) participation in a plan shall not disqualify a director from being a disinterested person for the purpose of administering another plan that does not permit participation by directors. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

      (c) NUMBER OF SHARES TO BE OFFERED. The maximum aggregate number of shares which shall be offered under the Plan shall be Five Hundred Thousand (500,000) shares of Stock, subject to adjustment as provided in Section 8 - Recapitalization, Etc." - hereof. In the event that any Option granted under the Plan expires or is terminated for any reason, such shares allocable to the unexercised portion of such Option shall again be subject to an Option under the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.    ELIGIBILITY AND PARTICIPATION

      (a) INITIAL PARTICIPATION. An Eligible Employee shall become a Participant on the Offering Date after satisfying the eligibility requirements by delivering to the Company's payroll office an enrollment form authorizing payroll deductions not less than ten (10) business days prior to such Offering Date. An Eligible Employee who did not enroll in the Plan prior to the Offering Date, or a person who becomes an Eligible Employee after an Offering Date, may enroll in the Plan for the remainder of the Offering

Period as of the beginning of the next Interim Offering Period by completing and filing an enrollment form prior to the commencement date of such Interim Offering Period.

      (b) CONTINUED PARTICIPATION. A Participant shall automatically participate in each successive Offering Period (including Interim Offering Periods) until such time as such Participant withdraws from the Plan as set forth below. A Participant is not required to file any additional enrollment forms for subsequent Offering Periods in order to continue participation in the Plan.

      (c) PAYROLL DEDUCTION RATE. The Participant shall designate on the enrollment form the percentage of Compensation which he or she elects to have withheld for the purchase of Stock, which may be 2%, 4%, 6%, 8% or 10% of the Participant's Compensation. A Participant may reduce (but not increase) the rate of payroll withholding during an Offering Period by filing an amended enrollment form with the Committee at any time prior to the last day of any Interim Offering Period (for which such change is to be effective), but not more than three (3) changes may be made in any Offering Period (or such other number of changes as may be approved by the Board or the Committee). A Participant may increase or decrease the rate of payroll deduction for any subsequent Offering Period by filing with the Company a new enrollment form for payroll deductions not less than ten (10) days prior to the Offering Date for such subsequent Offering Period.

      By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock which can be purchased with the amount of the Participant's Compensation which is withheld during the Offering Period; provided, however, that no Participant may purchase shares of Stock in excess of the amount permitted under Section 9 - "Limitation on Stock Ownership."

      (d) OFFERING PERIOD. Any Options granted pursuant to the Plan shall be subject to the Company obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of Options and/or Stock.

      (e) PURCHASE PRICE. The Purchase Price for each share of Stock to be purchased under the Plan shall be eighty-five percent (85%) of the Fair Market Value of such share on either (i) the Offering Date (or the date of entry for new re-enrolling employees) or (ii) the last day of each Interim Offering Period, whichever is less.

      (f) CONTRIBUTIONS. The Purchase Price of the Stock shall be accumulated by payroll deductions throughout the Offering Period, which shall be applied automatically to purchase Stock at the end of each Interim Offering Period. In the absence of a contrary determination prior to the commencement of an Offering Period, each Interim Offering Period shall have a three-month duration. At the end of each Interim Offering Period, accrued payroll deductions will be automatically applied to the purchase of Stock at the Purchase Price. Payroll deductions shall commence on the first payday following the Offering Date (or, in the case of a new or re-enrolling employee, on the first payday following the commencement of the applicable Interim Offering Period) and shall continue unless altered or terminated as provided in the Plan.

      (g) EFFECT OF LEAVE OF ABSENCE. During a leave of absence approved by the Company, a Participant may, for such period as the Committee shall deem reasonable, continue contributions to the Plan by making cash payments to the Company on his normal paydays in an amount equal to the difference between the amount of his regular payroll deductions taken while such employee was participating under the Plan and the amount of his payroll deductions taken while on such leave of absence. Failure to pay any installment within ten
(10) days after the payday on which it is due shall be treated as a withdrawal from the Plan.

      (h) PURCHASE OF STOCK. The Company will maintain a Plan Account on its books in the name of each Participant. On each payday the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account. No interest shall accrue on any such payroll deductions. As of the last day of each Interim Offering Period the amount then in the Participant's Plan Account will be divided by the Purchase Price and the amount in the Participant's Plan Account shall be used to purchase the number of whole shares of Stock which result. Share certificates representing the number of shares of Stock so purchased shall be issued and delivered to the participant as soon as reasonably practicable after the close of each Interim Offering Period. Any amount remaining in a Participant's Plan Account at the end of an Interim Offering Period after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall become the beginning balance in the Participant's Plan Account for the next following Interim Offering Period. Any balance remaining in the Participant's Plan Account at the end of an Offering Period after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall become the beginning balance in the Participant's Plan account for the next following Offering Period unless the Participant elects to withdraw from participation. If the Participant withdraws from participation, the balance in the Participant's Plan Account will be refunded to the Participant, without interest.

      (i) WITHDRAWAL. A Participant may elect to withdraw from participation in the Plan at any time up to the last day of an Interim Offering Period by filing the prescribed form with the payroll office. At the time of withdrawal the amount credited to the Participant's Plan Account will be refunded in cash, without interest. Upon withdrawal from the Plan accumulated payroll deductions, if any, shall be returned to the withdrawn Participant and the withdrawn Participant's interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, such participant may not resume participation in the Plan until after the expiration of one complete Interim Offering Period; re-enrollment shall be made in the same manner as set forth above for initial participation in the Plan.

5.    PRO RATA ALLOCATION

      In the event that the aggregate number of shares which all Participants elect to purchase during an Interim Offering Period shall exceed the number of shares remaining available for issuance under the Plan, the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the sum of the number of shares the Participant has elected to purchase and the denominator of which is the sum of the number of shares which all Participants have elected to purchase.

6.    EFFECT OF TERMINATION OF EMPLOYMENT

      Termination of a Participant's employment for any reason, including retirement or death, or the failure of a Participant to remain an Eligible Employee shall be treated as a withdrawal under the Plan. In the event of the Participant's death, the refund of the Participant's Plan Account shall be paid, without interest, to the representative of the Participant's estate. A transfer by a Participant from the Company to a Subsidiary, from one Subsidiary to another, or from a Subsidiary to the Company shall not be treated as a termination of employment.

7.    RIGHTS NOT TRANSFERABLE

      The rights or interests of any Participant in the Plan, in any Option granted under the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner otherwise than by will or the applicable laws of descent and distribution. If the Participant shall in any manner attempt to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than by will, such act shall be treated as a withdrawal from the Plan.

8.    RECAPITALIZATION, ETC.

      Subject to any required action by the shareholders of the Company, the number of shares of Stock covered by each Option under the Plan which has not yet been exercised and the number of shares of Stock which have been authorized for issuance under the Plan but have not yet been placed under an Option (collectively the "Reserves"), as well as the price per share of Stock covered by each Option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Stock, or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of the shares of Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

      In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the Option as to all of the opined Stock, including shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      The Board may also, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Stock covered by each outstanding Option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Stock, and in the event of the Company being consolidated with or merged into any other corporation.

9.    LIMITATION ON STOCK OWNERSHIP

      Notwithstanding any provision herein to the contrary, no Participant shall be granted a right to purchase Stock pursuant to Section 4 - "Eligibility and Participation" - if: (i) such Participant, immediately after electing to purchase such Stock, would own Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or (ii) if under the terms of the Plan the rights of the employee to purchase Stock under this and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate that exceeds $20,000 of fair market value of such Stock (determined on the Offering Date) for each calendar year for which such right is outstanding at any time. For purposes of this Section 9, ownership of Stock shall be determined by the attribution rules of Section 425(d) of the Code and Participants shall be considered to own any Stock which they have a right or option to purchase under this or any other stock purchase plan.

10.   LIMITATIONS ON OFFICERS AND DIRECTORS

      Participants subject to the provisions of Section 16 of the Exchange Act (Company officers and directors) must comply with the following requirements:

      (a) Shares of Stock purchased pursuant to the Plan must be held and may not be transferred for a period of six (6) months from the date of purchase; provided, however, that distributions in connection with death, retirement, disability, termination of employment, or a qualified domestic relations order as defined by the Code, or the rules thereunder, are not subject to the requirement set forth in this subparagraph 10(a).

      (b) Officer and director Participants who cease participation in the Plan may not participate again for a period of at least six (6) months.

      (c) Shares of Stock purchased pursuant to the Plan must be held for at least six (6) months from the date the Purchase Price is fixed.

11.   RIGHTS AS AN EMPLOYEE

      Nothing in the Plan shall be construed to give any Participant the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company and its Subsidiaries or the Participant to terminate such employment at any time with or without cause.

12.   RIGHTS AS A SHAREHOLDER

      A Participant shall have no rights as a shareholder with respect to any. shares of Stock he or she may have a right to purchase under the Plan until the date of issuance of a stock certificate to such participant for shares issued pursuant to the Plan.

13.   COVENANTS OF THE COMPANY

      (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as maybe required to issue and sell shares of Stock upon exercise of the rights granted under the Plan. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

14.   USE OF PROCEEDS FROM STOCK

      Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

15.   AMENDMENT OR TERMINATION OF THE PLAN

      The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby, and provided further that no amendment of the Plan shall be effective until such amendment is approved by a vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company within twelve months before or after the date upon which such action is taken by the Board of Directors, if such amendment would:

      (a) Increase the aggregate number of shares of Stock to be issued under the Plan (except as provided in Section 8 "Recapitalization, Etc."- hereof);

      (b) Materially modify the requirements for eligibility to participate in the Plan;

      (c) Increase the maximum number of shares of Stock which a Participant may purchase in any Offering Period;

      (d)    Extend the term of the Plan;

      (e) Alter the Purchase Price formula so as to reduce the price for shares of Stock to be purchased under the Plan;

      (f) Otherwise materially increase the benefits accruing to Participants under the Plan; or

      (g) Cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.

16.   TERMINATION OR SUSPENSION OF THE PLAN

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

17.   EFFECTIVE DATE OF PLAN

      The Plan shall become effective upon adoption by the Board or the shareholders, whichever is earlier. Rights granted under the Plan shall be subject to revocation unless and until the Plan has been approved by the shareholders of the Company.

PROXY

                                  FiNET.COM, INC.

                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 SEPTEMBER 30, 1999

     The undersigned stockholder of FiNet.com, Inc. (the "Company") hereby appoints Mark L. Korell and Gary A. Palmer, and each of them with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on August 6, 1999, at the Annual Meeting of Stockholders of the Company to be held on September 30, 1999 (the "Annual Meeting") at 10:00 a.m. at the San Ramon Marriot, 2600 Bishop Drive, San Ramon, California 94583 and any adjournments or postponements thereof.

                   CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

{X}  Please mark votes as in this example

              THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

              THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS RELATING TO THE ANNUAL MEETING.

 1.   To elect as directors to       Vote FOR all the nominees (except as
      serve until the next annual    directed to the contrary)              {_}
      meeting of stockholders and
      until their successors are     Vote WITHHELD from all nominees        {_}
      duly elected and qualified,
      the seven (7) nominees listed
      below:

      Mark L. Korell
      L. Daniel Rawitch
      Antonio P. Falcao
      S. Lewis Meyer
      Richard E. Wilkes
      Stephen J. Sogin, Ph.D.
      David Smilow

 INSTRUCTIONS: To withhold vote for any individual nominee, write the nominee's name in the space provided below:

-------------------------------------------------------------------------------
 2.   To approve an amendment to         For          Against        Abstain
      the Company's 1998 Stock
      Option Plan to increase the        {_}            {_}            {_}
      number of shares reserved for
      issuance under the plan.


 3.   To approve an amendment to         For          Against        Abstain
      the Company's 1998 Stock
      Option Plan to limit the           {_}            {_}            {_}
      number of shares that may be
      granted to any participant in
      any one-year period.


 4.   To approve amendments to the       For          Against        Abstain
      Company's 1998 Non-Employee
      Directors' Stock Option Plan       {_}            {_}            {_}
      to increase the number of
      shares reserved for issuance
      under the plan and to
      increase the automatic annual
      grants under the plan.

 5.   To approve the adoption of         For          Against        Abstain
      the Company's 1999 Employee
      Stock Purchase Plan.               {_}            {_}            {_}


 6.   To ratify issuances                For          Against        Abstain
      of securities to certain
      executive officers and             {_}            {_}            {_}
      directors of the Company.



 7.   To ratify the appointment of       For          Against        Abstain
      Ernst & Young LLP as
      independent auditors of the        {_}            {_}            {_}
      Company for the fiscal year
      ending April 30, 2000.


 MARK HERE FOR ADDRESS CHANGE AND
 NOTE AT LEFT
 {_} Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.

                                    Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.


 Signature:___________  Date:_____  Signature:_______________  Date:__________
           ___________                        ______________
           ___________                        ______________